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                                   EXHIBIT 16

                     SCHEDULE OF COMPUTATIONS OF PERFORMANCE
                             FIXED INCOME PORTFOLIO

         The Total Return, Average Annual Total Return, Yield, and Cumulative Return Information presented in the Prospectus and described in the Statement of Additional Information for the Fixed Income Portfolio was calculated as follows:

TOTAL RETURN:

         P(1 + T)n = ERV

         Where:  P   = a hypothetical initial payment of $1,000
                 T   = average annual return
                 n   = number of years
                 ERV = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of a period, at the end of the period

         The computation of average annual total return assumes dividends and distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

         The ending redeemable value assumes a complete redemption at the end of the period.

         Total return for the year ending March 31, 1998:

                 P                =        $1,000 (initial value)
                 n                =        1 (1 year)
                 ERV              =        $1,107.23 (ending redeemable value)

                 Solve for T:

                          $1,000(1 + T)1 = $1,107.23
                          T = .1072 or 10.72%

         Average annual total return for the five years ended March 31, 1998:

                 P                =        $1,000 (initial value)
                 n                =        5 (5 years)
                 ERV              =        $1,358.95 (ending redeemable value)



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                 Solve for T:

                          $1,000(1 + T)5 = $1,358.95
                          T = .0633 or 6.33%

         Average annual total return from Inception, December 23, 1988, to March 31, 1998:

                 P                =        $1,000 (initial value)
                 n                =        9.27 years
                 ERV              =        $1,972.12 (ending redeemable value)

                 Solve for T:

                          $1,000(1 + T)8.27 = $1,972.12
                          T = .0760 or 7.60%

YIELD:

         P(Y x n/365 + 1) = ERV

         Where: P    =        a hypothetical initial payment of $1,000
                Y    =        yield
                n    =        number of days
                ERV  =        ending redeemable value of $1,000

         The computation of yield assumes dividends are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

         The ending redeemable value assumes a complete redemption at the end of the period.

         30-day yield for the period ended March 31, 1998:

                P                =        $1,000 (initial value)
                n                =        30 days
                ERV              =        $1,004.65 (ending redeemable value)

                Solve for Y:

                         $1,000(Y x 30/365 + 1) = $1,004.65
                         Y = .0566 or 5.66%



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CUMULATIVE RETURN:

         Cumulative return from inception December 23, 1988 to March 31, 1998:


                P                =        $1,000 (initial value)
                ERV              =        $1,972.12 (ending redeemable value)

                Solve for T:

                         $1,000(1 + T) = $1,972.12
                         T = .9721 or 97.21%



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                                 VALUE PORTFOLIO

         The Total Return, Average Annual Total Return and Cumulative Return Information presented in the Prospectus and described in the Statement of Additional Information for the Value Portfolio was calculated as follows:

TOTAL RETURN:

         P(1 + T)n = ERV

         Where: P    =  a hypothetical initial payment of $1,000
                T    =  average annual return
                n    =  number of years
                ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of a period, at the end of the period

         The computation of average annual total return assumes dividends and distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

         The ending redeemable value assumes a complete redemption at the end of the period.

         Total return for the year ending March 31, 1998:

                P    =  $1,000 (initial value)
                n    =  1 (1 year)
                ERV  =  $1,588.49 (ending redeemable value)

                Solve for T:

                         $1,000(1 + T)1 = $1,588.49
                         T = .5885 or 58.85%

         Average annual total return for the five years ended March 31, 1998:

                P    =  $1,000 (initial value)
                n    =  5 (5 years)
                ERV  =  $2,695.19 (ending redeemable value)

                Solve for T:

                         $1,000(1 + T)5 = $2,695.19
                         T = .2193 or 21.93%



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         Average annual total return for the ten years ended March 31, 1998:

                P    =   $1,000 (initial value)
                n    =   10 years
                ERV  =   $5,186.48 (ending redeemable value)

                Solve for T:

                         $1,000(1 + T)10 = $5,186.48
                         T = .1789 or 17.89%

CUMULATIVE RETURN:

         Cumulative return from inception (May 9, 1986) to March 31, 1998:

                P    =   $1,000 (initial value)
                ERV  =   $4,785.05 (ending redeemable value)

                Solve for T:

                         $1,000(1 + T) = $4,785.05
                         T = 4.7850 or 478.50%


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                        GOVERNMENT MONEY MARKET PORTFOLIO

         The Yield Information presented in the Prospectus and described in the Statement of Additional Information was calculated as follows:

YIELDS:

                  7-day                         7-day effective
         -----------------------                ---------------
         P(Y x 7/365  + 1) = ERV             P(E + 1)7/365   = ERV

         Where: P    =  a hypothetical initial payment of $1,000
                Y    =  yield
                E    =  effective yield
                n    =  number of days
                ERV  =  ending redeemable value of $1,000

         The computation of yield and effective yield assumes dividends are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

         The ending redeemable value assumes a complete redemption at the end of the period.

         7-day yield for the period ended March 31, 1998:

                P    =  $1,000 (initial value)
                n    =  7 days
                ERV  =  $1,000.96 (ending redeemable value)

                Solve for Y:

                         $1,000(Y x 7/365 + 1) = $1,000.96
                         Y = .0500 or 5.00%

         7-day effective yield for the period ended March 31, 1998:

                P    =  $1,000 (initial value)
                n    =  7 days
                ERV  =  $1,000.96 (ending redeemable value)

                Solve for E:

                         $1,000(E + 1)7/365 = $1,000.96
                         E = .0512 or 5.12%


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                                HICKORY PORTFOLIO

         The Total Return, Average Annual Total Return and Cumulative Return Information presented in the Prospectus and described in the Statement of Additional Information for the Hickory Portfolio was calculated as follows:

TOTAL RETURN:

         P(1 + T)n = ERV

         Where: P    =  a hypothetical initial payment of $1,000
                T    =  average annual return
                n    =  number of years
                ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of a period, at the end of the period

         The computation of average annual return assumes dividends and distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

         The ending redeemable value assumes a complete redemption at the end of the period.

         Total return for the year ending March 31, 1998:

                P     =  $1,000 (initial value)
                n     =   1 (1 year)
                ERV   =  $1,718.14 (ending redeemable value)

                Solve for T:

                         $1,000(1 + T)1 = $1,718.14
                         T = .7181 or 71.81%

         Average annual total return for the three years ending March 31, 1998:

                P     =  $1,000 (initial value)
                n     =   3 years
                ERV   =  $3,095.89 (ending redeemable value)

                Solve for T:

                         $1,000(1 + T)3 = $3,095.89
                         T = .4575 or 45.75%




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         Average annual total return from Inception, April 1, 1993, to March 31,
1998:

                P     =  $1,000 (initial value)
                n     =  4 years
                ERV   =  $3,266.56 (ending redeemable value)

                Solve for T:

                         $1,000(1 + T)4 = $3,266.56
                         T = .2671 or 26.71%

CUMULATIVE RETURN:

         Cumulative return from inception (April 1, 1993) to March 31, 1998:

                P     =  $1,000 (initial value)
                ERV   =  $3,266.56 (ending redeemable value)

                Solve for T:

                         $1,000(1 + T) = $3,266.56
                         T = .2671 or 26.71%